UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

AUTOZONE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The final results of each of the proposals submitted to a vote of stockholders at the Annual Meeting, held December 15, 2021, are set forth below. Each such proposal is further described in the Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 1. The stockholders elected nine directors, each of whom will hold office until the Annual Meeting of Stockholders to be held in 2022 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas H. Brooks	17,328,846	321,996	12,447	1,142,970
Linda A. Goodspeed	17,122,962	531,440	8,887	1,142,970
Earl G. Graves, Jr.	16,611,599	1,041,688	10,002	1,142,970
Enderson Guimaraes	17,552,443	99,245	11,601	1,142,970
D. Bryan Jordan	17,207,025	444,637	11,627	1,142,970
Gale V. King	17,308,120	325,711	29,458	1,142,970
George R. Mrkonic, Jr.	16,378,926	1,269,085	15,278	1,142,970
William C. Rhodes, III	15,970,689	1,578,926	113,674	1,142,970
Jill A. Soltau	17,571,979	80,304	11,006	1,142,970

Proposal 2. The Company’s stockholders ratified the appointment of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the fiscal year ending August 27, 2022. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
17,435,905	1,360,667	9,687

Proposal 3. The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,224,025	2,415,167	24,097	1,142,970

Proposal 4. The Company’s stockholders voted in favor of the proposal on Climate Transition Plan Reporting. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,371,115	5,190,877	101,197	1,142,970

Item 8.01.   Other Events

On December 15, 2021, AutoZone, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $1.5 billion of the Company’s common stock in connection with its ongoing share repurchase program. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:	/s/ Kristen C. Wright
Kristen C. Wright
Senior Vice President, General Counsel and Secretary

Date: December 15, 2021